Exhibit 10.6

iHEARTMEDIA, INC.

Non-Qualified Stock Option Award Agreement

This Non-Qualified Stock Option Award Agreement (this “Award Agreement”), dated as of             , 2019 (the “Effective Date”), evidences the grant of an Option pursuant to the provisions of the 2019 Incentive Equity Plan (the “Plan”) of iHeartMedia, Inc. (the “Company”) to the individual whose name appears below (“Participant”), covering the specific number of shares of Common Stock (the “Shares”) set forth below and on the following terms and conditions. Capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

1.	Name of Participant:

2.	Number of Shares subject to the Option:

3.	Exercise price per Share subject to the Option: $

4.	Date of grant of the Option:

5.	Term of Option: Option will terminate on the sixth (6th) anniversary of the date of grant.

6.	Type of Option: Non-Qualified Stock Option

7.	Vesting:

a.

Except as otherwise expressly provided in Section 7.b hereof, subject to Participant’s continued employment or service through each applicable vesting date, (i) twenty percent (20%) of the total number of Shares subject to the Option shall vest and become exercisable on the earlier to occur of (A) two (2) business days after the first day that the Common Stock becomes listed on a nationally recognized securities exchange and (B) the six (6)-month anniversary of the first date of an initial public offering of the Common Stock that occurs following the Effective Date (the “Initial Tranche”), and (ii) an additional twenty percent (20%) of the total number of Shares subject to the Option shall vest and become exercisable on each of the first four (4) anniversaries of the date of grant.

b.

Notwithstanding anything to the contrary contained in Section 7.a hereof, upon a Participant’s Qualifying Termination, (i) 100% of the total number of shares subject to the unvested Option shall vest, if such Qualifying Termination is on or before the first anniversary of the date of grant; (ii) 50% of the total number of shares subject to the unvested Option shall vest, if such Qualifying Termination is after the first anniversary and on or before the second anniversary of the date of grant; and (iii) 25% of the total number of shares subject to the unvested Option shall vest, if such Qualifying Termination is after the second anniversary and on or before the third anniversary of the date of grant; provided, that if a Participant undergoes a Qualifying Termination or is terminated due to death or Disability, in each case, prior to vesting of the Initial Tranche, the Initial Tranche shall vest and become exercisable upon such termination.

c.

Notwithstanding anything to the contrary contained in Section 7.a hereof, 100% of the total number of Shares subject to the Option shall vest immediately prior to the consummation of a Change in Control.

d.

Notwithstanding anything to the contrary contained herein, (i) the Option shall not be exercisable, and shall be void and of no further force and effect, after the expiration of the Option term, and (ii) vesting shall cease immediately upon termination of Participant’s employment or service for any reason other than as provided in Section 7.b, and any portion of the Option that has not vested on or prior to the date of such termination shall be forfeited on such date. Upon a termination of employment or service, Participant shall have ninety (90) days from the date of termination to exercise the vested portion of Participant’s Option, provided, that if such termination is due to death, Disability or a Qualifying Termination, Participant shall have until the earlier of (A) three (3) years post-termination and (B) the end of the Option term, in which to exercise the vested portion of Participant’s Option. In the event of Participant’s termination of employment for Cause, the Option shall automatically terminate on the date of such termination.

8.

If Participant is entitled to exercise the vested portion of the Option, and wishes to do so, in whole or in part, Participant shall submit to the Company a notice of exercise, in the form attached hereto as Annex A or such other form as may hereinafter be designated by the Company (in its sole discretion), specifying the exercise date and the number of Shares to be purchased pursuant to such exercise. The exercise price may be satisfied through a “net exercise” as contemplated by the Plan; provided, the Participant may elect to forgo such “net exercise” procedure by making such election and remitting to the Company in a form satisfactory to the Company (in its sole discretion) the exercise price, plus an amount sufficient to satisfy any withholding tax obligations of the Company that arise in connection with such exercise (as determined by the Company).

9.

Participant hereby acknowledges receipt of a copy of the Plan attached hereto as Annex B as presently in effect. All of the terms and conditions of the Plan are incorporated herein by reference and the Option is subject to such terms and conditions in all respects. This Award Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede any prior written or oral agreements.

10.

Nothing in the Plan or this Award Agreement shall confer upon Participant any right to continue to be employed by, or provide services to, the Company or any of its Subsidiaries or Affiliates, or interfere in any way with any right of the Company or any of its Subsidiaries or Affiliates to terminate such employment or service at any time for any reason whatsoever (whether for Cause or without Cause) without liability to the Company or any of its Subsidiaries or Affiliates.

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IN WITNESS WHEREOF, the parties hereto have executed this Non-Qualified Stock Option Award Agreement as of the date first written above.

iHEARTMEDIA, INC.

Name:
Title:

PARTICIPANT

Name:

Attachments: Annex A (Form of Exercise Notice)

                      Annex B (The Plan)

ANNEX A

2019 INCENTIVE EQUITY PLAN

OF

iHEARTMEDIA, INC.

Notice of Exercise of Stock Option

1.    Exercise of Option. Pursuant to the 2019 Incentive Equity Plan (the “Plan”) of iHeartMedia, Inc., a Delaware corporation (the “Company”), dated as of                      (the “Award Agreement ”), I hereby elect to exercise my Non-Qualified Stock Option (the “Option”) to the extent of              shares of Common Stock of the Company (the “Shares”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan or the Award Agreement.

2.    Delivery of Payment. I hereby direct the Company to effectuate a “net exercise” (as contemplated by the Plan) to satisfy my obligations with respect to (a) the purchase price of the Shares determined by multiplying (i) the exercise price per Share as set forth in my Award Agreement, by (ii) the number of Shares as to which I am exercising the Option and (b) my obligation to remit to the Company an amount sufficient to satisfy any withholding tax obligations of the Company that arise in connection with this exercise. Notwithstanding the foregoing, by inserting an “X” in either (or both) of the following spaces, I hereby agree to deliver to the Company payment in full payment of my obligations in     (a) and     (b), which payment shall be in the form of cash or other property reasonably acceptable to the Company.

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Submitted by the Optionholder:

Date:	By:

Print Name:

Address:

Social Security No.

Received and Accepted by the Company:

iHeartMedia, Inc.

By:

Print Name:

Title:

Note: If the Option is being exercised on behalf of a deceased Participant, then this Notice must be signed by such Participant’s personal representative and must be accompanied by a certificate issued by an appropriate authority evidencing that the individual signing this Notice has been duly appointed and is currently serving as the Participant’s personal representative under applicable local law governing decedents’ estates.

ANNEX B

2019 INCENTIVE EQUITY PLAN

OF

iHEARTMEDIA, INC.